UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULA 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Albany Molecular Research, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

EXPLANATORY NOTE

Albany Molecular Research, Inc. (the “Company” or “AMRI”) is filing the attached proxy card as an amendment to the Schedule 14A that was filed with the Securities and Exchange Commission on April 29, 2008, since the proxy card had been inadvertently omitted.  The proxy card will be sent to the Company’s stockholders in the form attached hereto.

Please Mark Here for Address Change or Comments

SEE REVERSE SIDE

                                                                                                                                                WITHHOLD

1.                                              The Board of Directors has nominated                        FOR all nominees                                                                                       AUTHORITY

                                                                                                listed to the right                                                                                           to vote for all

                                                Nominees:                                                (except as marked                                                                                         nominees listed

                                                01 Arthur J. Roth                                            to the contrary)                                                                                       to the right

                                                02 Una S. Ryan, Ph.D., O.B.E. for election.

                                                (INSTRUCTION: To withhold authority to vote for any individual nominee, draw a line through that individual’s name above.)

                                                                                                FOR                                                AGAINST                                                ABSTAIN

2.                                              To approve the 2008 Albany Molecular Research, Inc. 2008 Stock Option and Incentive

                                                Plan; and;

                                                                                                FOR                                                AGAINST                                                ABSTAIN

3.                                              A ratification of the Company’s selection of KPMG LLP as our independent auditor for the 2008 fiscal year; and

4.                                              In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Dated:                                                                                                                                                                           , 2008

Signature

Signature if held jointly

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If executed by a corporation or partnership, the proxy should be signed by a duly authorized person of the stockholders’ corporation or partnership, stating his or her title or authority.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

FOLD AND DETACH HERE

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET

http://www.proxyvoting.com/amri

Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE

1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

Electronic versions of the Albany Molecular Research, Inc.

Annual Report and Proxy Statement are available at www.amriglobal.com under Investor Info.

ALBANY MOLECULAR RESEARCH, INC.

21 CORPORATE CIRCLE, P.O. BOX 15098

ALBANY, NEW YORK 12212-5098

PROXY FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS

JUNE 4, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALBANY MOLECULAR RESEARCH, INC.

THE UNDERSIGNED ACKNOWLEDGE(S) RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT, EACH DATED MAY 6, 2008, AND HEREBY CONSTITUTES AND APPOINTS THOMAS E. D’AMBRA, PH.D. AND MARK T. FROST (THE “PROXIES”) AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE AND TO ACT ALONE, AND AUTHORIZES EACH OF THEM ACTING SINGLY, TO REPRESENT AND TO VOTE, AS DESIGNATED ON THE REVERSE SIDE OF THIS PROXY CARD, ALL SHARES OF COMMON STOCK OF ALBANY MOLECULAR RESEARCH, INC., HELD OF RECORD BY THE UNDERSIGNED ON APRIL 24, 2008, AT THE 2008 ANNUAL MEETING OF STOCKHOLDERS (THE “ANNUAL MEETING”) TO BE HELD ON MONDAY, JUNE 4, 2008 AT 10:00 A.M., LOCAL TIME, AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SET FORTH IN PROPOSAL 1. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1, APPEARING ON THE REVERSE SIDE HEREOF.

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

You can now access your Albany Molecular Research, Inc. account online.

Access your Albany Molecular Research, Inc. shareholder account online via Investor ServiceDirect® (ISD).

The transfer agent for Albany Molecular Research, Inc., now makes it easy and convenient to get current information on your shareholder account.

•  View account status

•  View certificate history

•  View book-entry information

  View payment history for dividends

  Make address changes

  Obtain a duplicate 1099 tax form

•  Establish/change your PIN

Visit us on the web at http://www.bnymellon.com/shareowner/isd

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time